UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  March 1, 2018

HELEN OF TROY LIMITED

(Exact name of registrant as specified in its charter)

Commission File Number:  001-14669

Bermuda	74-2692550
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

CLARENDON HOUSE

2 CHURCH STREET

HAMILTON, BERMUDA

(Business address of registrant)

ONE HELEN OF TROY PLAZA

EL PASO, TEXAS 79912

(United States mailing address of registrant and zip code)

915-225-8000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                              Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                              Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                              Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                              Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company                                              ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01                                           Entry into a Material Definitive Agreement.

On March 1, 2018, Helen of Troy Limited (the “Company”) and its subsidiaries Helen of Troy Texas Corporation, a Texas corporation (“HOT-TX”), and Helen of Troy L.P., a Texas limited partnership (“HOT LP”), entered into that certain Second Amendment, Assumption, Consent and Ratification Agreement (the “Second Amendment”) with Bank of America, N.A., as administrative agent, and the other lenders party thereto. The Second Amendment amends the Amended and Restated Credit Agreement, dated January 16, 2015 (as amended, the “Credit Agreement”). In connection with the Second Amendment, HOT LP assigned to HOT-TX all of HOT LP’s rights and all of HOT LP’s obligations under the Credit Agreement; HOT-TX became the borrower under the Credit Agreement. In addition, the Second Amendment, among other things, amended the Credit Agreement to provide a mechanism for determining a benchmark rate that is an alternative to LIBOR.

The foregoing description of the Second Amendment is not a complete description of all of the parties’ rights and obligations under such agreement and is qualified in its entirety by reference to the Second Amendment, which is filed with this Current Report on Form 8-K as Exhibit 10.1 and the Credit Agreement that was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on January 20, 2015, which is incorporated by reference herein.

Item 2.03                                           Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 9.01                                           Financial Statements and Exhibits.

(d)                                 Exhibits

Exhibit Number	Description

10.1

Second Amendment, Assumption, Consent and Ratification Agreement, dated effective as of March 1, 2018, by and among Helen of Troy Limited, a Bermuda company, Helen of Troy Texas Corporation, a Texas corporation, Helen of Troy L.P., a Texas limited partnership, the guarantors party thereto, Bank of America, N.A., as administrative agent, and the other lenders party thereto.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HELEN OF TROY LIMITED

Date: March 7, 2018	/s/ Brian L. Grass
Brian L. Grass
Chief Financial Officer